Exhibit 99.2

Three months and nine months ended September 30, 2024

Supplemental Information of Gulfport Energy

Table of Contents:	Page:
Production Volumes by Asset Area	2
Production and Pricing	4
Consolidated Statements of Income	6
Consolidated Balance Sheets	8
Consolidated Statement of Cash Flows	10
Updated 2024E Guidance	12
Derivatives	13
Non-GAAP Reconciliations	14
Definitions	15
Adjusted Net Income	16
Adjusted EBITDA	18
Adjusted Free Cash Flow	20
Recurring General and Administrative Expenses	22

Production Volumes by Asset Area: Three months ended September 30, 2024

Production Volumes

	Three Months Ended September 30, 2024	Three Months Ended September 30, 2023
Natural gas (Mcf/day)
Utica & Marcellus	822,015	795,191
SCOOP	144,507	176,161
Total	966,522	971,352
Oil and condensate (Bbl/day)
Utica & Marcellus	3,105	528
SCOOP	1,513	2,667
Total	4,618	3,195
NGL (Bbl/day)
Utica & Marcellus	3,491	2,271
SCOOP	6,998	8,790
Total	10,489	11,061
Combined (Mcfe/day)
Utica & Marcellus	861,592	811,985
SCOOP	195,572	244,902
Total	1,057,164	1,056,887
Totals may not sum or recalculate due to rounding.

Production Volumes by Asset Area: Nine months ended September 30, 2024

Production Volumes

	Nine Months Ended September 30, 2024	Nine Months Ended September 30, 2023
Natural gas (Mcf/day)
Utica & Marcellus	816,788	755,372
SCOOP	154,054	198,616
Total	970,842	953,989
Oil and condensate (Bbl/day)
Utica & Marcellus	1,815	558
SCOOP	1,754	3,256
Total	3,569	3,813
NGL (Bbl/day)
Utica & Marcellus	2,610	2,466
SCOOP	7,629	9,921
Total	10,239	12,387
Combined (Mcfe/day)
Utica & Marcellus	843,339	773,512
SCOOP	210,348	277,676
Total	1,053,687	1,051,188
Totals may not sum or recalculate due to rounding.

Production and Pricing: Three months ended September 30, 2024

The following table summarizes production and related pricing for the three months ended September 30, 2024, as compared to such data for the three months ended September 30, 2023. Some totals below may not sum or recalculate due to rounding.

	Three Months Ended September 30, 2024	Three Months Ended September 30, 2023
Natural gas sales
Natural gas production volumes (MMcf)	88,920	89,364
Natural gas production volumes (MMcf) per day	967	971
Total sales	$159,862	$177,401
Average price without the impact of derivatives ($/Mcf)	$1.80	$1.99
Impact from settled derivatives ($/Mcf)	$0.95	$0.54
Average price, including settled derivatives ($/Mcf)	$2.75	$2.53

Oil and condensate sales
Oil and condensate production volumes (MBbl)	425	294
Oil and condensate production volumes (MBbl) per day	5	3
Total sales	$29,467	$22,896
Average price without the impact of derivatives ($/Bbl)	$69.35	$77.90
Impact from settled derivatives ($/Bbl)	$0.22	$(7.25)
Average price, including settled derivatives ($/Bbl)	$69.57	$70.65

NGL sales
NGL production volumes (MBbl)	965	1,018
NGL production volumes (MBbl) per day	10	11
Total sales	$26,617	$26,953
Average price without the impact of derivatives ($/Bbl)	$27.58	$26.49
Impact from settled derivatives ($/Bbl)	$(0.16)	$2.62
Average price, including settled derivatives ($/Bbl)	$27.42	$29.11

Natural gas, oil and condensate and NGL sales
Natural gas equivalents (MMcfe)	97,259	97,234
Natural gas equivalents (MMcfe) per day	1,057	1,057
Total sales	$215,946	$227,250
Average price without the impact of derivatives ($/Mcfe)	$2.22	$2.34
Impact from settled derivatives ($/Mcfe)	$0.87	$0.50
Average price, including settled derivatives ($/Mcfe)	$3.09	$2.84

Production Costs:
Average lease operating expenses ($/Mcfe)	$0.19	$0.16
Average taxes other than income ($/Mcfe)	$0.07	$0.07
Average transportation, gathering, processing and compression ($/Mcfe)	$0.92	$0.89
Total lease operating expenses, midstream costs and production taxes ($/Mcfe)	$1.18	$1.12

Production and Pricing: Nine months ended September 30, 2024

The following table summarizes production and related pricing for the nine months ended September 30, 2024, as compared to such data for the nine months ended September 30, 2023. Some totals below may not sum or recalculate due to rounding.

	Nine Months Ended September 30, 2024	Nine Months Ended September 30, 2023
Natural gas sales
Natural gas production volumes (MMcf)	266,011	260,439
Natural gas production volumes (MMcf) per day	971	954
Total sales	$492,606	$619,181
Average price without the impact of derivatives ($/Mcf)	$1.85	$2.38
Impact from settled derivatives ($/Mcf)	$0.91	$0.37
Average price, including settled derivatives ($/Mcf)	$2.76	$2.75

Oil and condensate sales
Oil and condensate production volumes (MBbl)	978	1,041
Oil and condensate production volumes (MBbl) per day	4	4
Total sales	$70,295	$76,212
Average price without the impact of derivatives ($/Bbl)	$71.89	$73.21
Impact from settled derivatives ($/Bbl)	$(0.17)	$(2.29)
Average price, including settled derivatives ($/Bbl)	$71.72	$70.92

NGL sales
NGL production volumes (MBbl)	2,805	3,382
NGL production volumes (MBbl) per day	10	12
Total sales	$80,870	$92,935
Average price without the impact of derivatives ($/Bbl)	$28.83	$27.48
Impact from settled derivatives ($/Bbl)	$(0.55)	$1.88
Average price, including settled derivatives ($/Bbl)	$28.28	$29.36

Natural gas, oil and condensate and NGL sales
Natural gas equivalents (MMcfe)	288,710	286,974
Natural gas equivalents (MMcfe) per day	1,054	1,051
Total sales	$643,771	$788,328
Average price without the impact of derivatives ($/Mcfe)	$2.23	$2.75
Impact from settled derivatives ($/Mcfe)	$0.83	$0.35
Average price, including settled derivatives ($/Mcfe)	$3.06	$3.10

Production Costs:
Average lease operating expenses ($/Mcfe)	$0.18	$0.18
Average taxes other than income ($/Mcfe)	$0.08	$0.09
Average transportation, gathering, processing and compression ($/Mcfe)	$0.91	$0.91
Total lease operating expenses, midstream costs and production taxes ($/Mcfe)	$1.16	$1.18

Consolidated Statements of Income: Three months ended September 30, 2024

(In thousands, except per share data)

(Unaudited)

	Three Months Ended September 30, 2024	Three Months Ended September 30, 2023
REVENUES:
Natural gas sales	$159,862	$177,401
Oil and condensate sales	29,467	22,896
Natural gas liquid sales	26,617	26,953
Net gain on natural gas, oil and NGL derivatives	37,966	39,417
Total revenues	253,912	266,667
OPERATING EXPENSES:
Lease operating expenses	18,218	15,627
Taxes other than income	6,833	7,216
Transportation, gathering, processing and compression	89,900	86,602
Depreciation, depletion and amortization	82,825	79,505
Impairment of oil and natural gas properties	30,487	—
General and administrative expenses	10,479	9,894
Accretion expense	583	639
Total operating expenses	239,325	199,483
INCOME FROM OPERATIONS	14,587	67,184
OTHER EXPENSE (INCOME):
Interest expense	15,866	14,919
Loss on debt extinguishment	13,388	—
Other, net	3,133	(1,438)
Total other expense	32,387	13,481
(LOSS) INCOME BEFORE INCOME TAXES	(17,800)	53,703
INCOME TAX BENEFIT:
Current	—	—
Deferred	(3,833)	(554,741)
Total income tax benefit	(3,833)	(554,741)
NET (LOSS) INCOME	$(13,967)	$608,444
Dividends on preferred stock	(1,093)	(1,133)
Participating securities - preferred stock	—	(89,756)
NET (LOSS) INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(15,060)	$517,555
NET (LOSS) INCOME PER COMMON SHARE:
Basic	$(0.83)	$27.72
Diluted	$(0.83)	$27.37
Weighted average common shares outstanding—Basic	18,062	18,670
Weighted average common shares outstanding—Diluted	18,062	18,954

Consolidated Statements of Income: Nine months ended September 30, 2024

(In thousands, except per share data)

(Unaudited)

	Nine Months Ended September 30, 2024	Nine Months Ended September 30, 2023
REVENUES:
Natural gas sales	$492,606	$619,181
Oil and condensate sales	70,295	76,212
Natural gas liquid sales	80,870	92,935
Net gain on natural gas, oil and NGL derivatives	74,487	514,266
Total revenues	718,258	1,302,594
OPERATING EXPENSES:
Lease operating expenses	50,843	51,644
Taxes other than income	22,111	25,849
Transportation, gathering, processing and compression	263,048	259,883
Depreciation, depletion and amortization	241,401	238,747
Impairment of oil and natural gas properties	30,487	—
General and administrative expenses	30,429	27,238
Restructuring costs	—	4,762
Accretion expense	1,705	2,117
Total operating expenses	640,024	610,240
INCOME FROM OPERATIONS	78,234	692,354
OTHER EXPENSE (INCOME):
Interest expense	46,027	42,402
Loss on debt extinguishment	13,388	—
Other, net	3,530	(20,492)
Total other expense	62,945	21,910
INCOME BEFORE INCOME TAXES	15,289	670,444
INCOME TAX EXPENSE (BENEFIT):
Current	—	—
Deferred	3,433	(554,741)
Total income tax expense (benefit)	3,433	(554,741)
NET INCOME	$11,856	$1,225,185
Dividends on preferred stock	(3,293)	(3,718)
Participating securities - preferred stock	(1,259)	(180,394)
NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS	$7,304	$1,041,073
NET INCOME PER COMMON SHARE:
Basic	$0.40	$55.72
Diluted	$0.40	$55.08
Weighted average common shares outstanding—Basic	18,133	18,686
Weighted average common shares outstanding—Diluted	18,463	18,937

Consolidated Balance Sheets

(In thousands)

	September 30, 2024	December 31, 2023
	(Unaudited)
Assets
Current assets:
Cash and cash equivalents	$3,220	$1,929
Accounts receivable—oil, natural gas, and natural gas liquids sales	88,931	122,479
Accounts receivable—joint interest and other	14,274	22,221
Prepaid expenses and other current assets	5,944	16,951
Short-term derivative instruments	111,076	233,226
Total current assets	223,445	396,806
Property and equipment:
Oil and natural gas properties, full-cost method
Proved oil and natural gas properties	3,276,165	2,904,519
Unproved properties	224,370	204,233
Other property and equipment	11,314	9,165
Total property and equipment	3,511,849	3,117,917
Less: accumulated depletion, depreciation, amortization and impairment	(1,137,464)	(865,618)
Total property and equipment, net	2,374,385	2,252,299
Other assets:
Long-term derivative instruments	23,073	47,566
Deferred tax asset	521,723	525,156
Operating lease assets	8,666	14,299
Other assets	26,864	31,487
Total other assets	580,326	618,508
Total assets	$3,178,156	$3,267,613

Consolidated Balance Sheets

(In thousands, except share data)

	September 30, 2024	December 31, 2023
	(Unaudited)
Liabilities, Mezzanine Equity and Stockholders’ Equity
Current liabilities:
Accounts payable and accrued liabilities	$282,413	$309,532
Short-term derivative instruments	36,758	21,963
Current portion of operating lease liabilities	7,906	12,959
Total current liabilities	327,077	344,454
Non-current liabilities:
Long-term derivative instruments	23,618	18,602
Asset retirement obligation	32,327	29,941
Non-current operating lease liabilities	760	1,340
Long-term debt	694,389	667,382
Total non-current liabilities	751,094	717,265
Total liabilities	$1,078,171	$1,061,719
Commitments and contingencies (Note 9)
Mezzanine equity:
Preferred stock - $0.0001 par value, 110.0 thousand shares authorized, 43.7 thousand issued and outstanding at September 30, 2024, and 44.2 thousand issued and outstanding at December 31, 2023	43,745	44,214
Stockholders’ equity:
Common stock - $0.0001 par value, 42.0 million shares authorized, 17.8 million issued and outstanding at September 30, 2024, and 18.3 million issued and outstanding at December 31, 2023	2	2
Additional paid-in capital	200,196	315,726
Common stock held in reserve, 0 shares at September 30, 2024 and 62.0 thousand shares at December 31, 2023	—	(1,996)
Retained earnings	1,856,511	1,847,948
Treasury stock, at cost - 3.1 thousand shares at September 30, 2024 and 0 shares at December 31, 2023	(469)	—
Total stockholders’ equity	$2,056,240	$2,161,680
Total liabilities, mezzanine equity and stockholders’ equity	$3,178,156	$3,267,613

Consolidated Statement of Cash Flows: Three months ended September 30, 2024

(In thousands)

(Unaudited)

	Three Months Ended September 30, 2024	Three Months Ended September 30, 2023
Cash flows from operating activities:
Net (loss) income	$(13,967)	$608,444
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Depletion, depreciation and amortization	82,825	79,505
Impairment of oil and natural gas properties	30,487	—
Loss on debt extinguishment	13,388	—
Net gain on derivative instruments	(37,965)	(39,417)
Net cash receipts on settled derivative instruments	84,876	49,061
Deferred income tax benefit	(3,833)	(554,741)
Stock-based compensation expense	2,664	2,360
Other, net	1,485	1,683
Changes in operating assets and liabilities, net	29,738	9,379
Net cash provided by operating activities	189,698	156,274
Cash flows from investing activities:
Additions to oil and natural gas properties	(132,059)	(137,726)
Proceeds from sale of oil and natural gas properties	—	(1)
Other, net	(494)	(661)
Net cash used in investing activities	(132,553)	(138,388)
Cash flows from financing activities:
Principal payments on Credit Facility	(314,000)	(230,000)
Borrowings on Credit Facility	214,000	226,000
Issuance of 2029 Senior Notes	650,000	—
Early retirement of 2026 Senior Notes	(524,298)	—
Premium paid on 2026 Senior Notes	(12,941)	—
Debt issuance costs and loan commitment fees	(14,714)	(45)
Dividends on preferred stock	(1,093)	(1,131)
Repurchase of common stock under Repurchase Program	(25,228)	(8,241)
Repurchase of common stock under Repurchase Program - related party	(24,862)	—
Shares exchanged for tax withholdings	(2,022)	(1,411)
Other	—	(2)
Net cash used in financing activities	(55,158)	(14,830)
Net change in cash and cash equivalents	1,987	3,056
Cash and cash equivalents at beginning of period	1,233	5,269
Cash and cash equivalents at end of period	$3,220	$8,325

Consolidated Statement of Cash Flows: Nine months ended September 30, 2024

(In thousands)

(Unaudited)

	Nine Months Ended September 30, 2024	Nine Months Ended September 30, 2023
Cash flows from operating activities:
Net income	$11,856	$1,225,185
Adjustments to reconcile net income to net cash provided by operating activities:
Depletion, depreciation and amortization	241,401	238,747
Impairment of oil and natural gas properties	30,487	—
Loss on debt extinguishment	13,388	—
Net gain on derivative instruments	(74,487)	(514,266)
Net cash receipts on settled derivative instruments	240,941	101,947
Deferred income tax expense (benefit)	3,433	(554,741)
Stock-based compensation expense	8,410	7,403
Other, net	4,509	5,867
Changes in operating assets and liabilities, net	21,247	57,538
Net cash provided by operating activities	501,185	567,680
Cash flows from investing activities:
Additions to oil and natural gas properties	(376,910)	(421,132)
Proceeds from sale of oil and natural gas properties	—	2,647
Other, net	(2,141)	(1,496)
Net cash used in investing activities	(379,051)	(419,981)
Cash flows from financing activities:
Principal payments on Credit Facility	(825,000)	(748,000)
Borrowings on Credit Facility	737,000	698,000
Issuance of 2029 Senior Notes	650,000	—
Early retirement of 2026 Senior Notes	(524,298)	—
Premium paid on 2026 Senior Notes	(12,941)	—
Debt issuance costs and loan commitment fees	(14,820)	(6,965)
Dividends on preferred stock	(3,293)	(3,718)
Repurchase of common stock under Repurchase Program	(64,021)	(62,326)
Repurchase of common stock under Repurchase Program - related party	(39,864)	(20,431)
Shares exchanged for tax withholdings	(23,606)	(3,191)
Other	—	(2)
Net cash used in financing activities	(120,843)	(146,633)
Net change in cash and cash equivalents	1,291	1,066
Cash and cash equivalents at beginning of period	1,929	7,259
Cash and cash equivalents at end of period	$3,220	$8,325

Updated 2024E Guidance

Gulfport's 2024 guidance assumes commodity strip prices as of October 18, 2024, adjusted for applicable commodity and location differentials, and no property acquisitions or divestitures.

	Year Ending
	December 31, 2024
	Low	High
Production
Average daily gas equivalent (MMcfe/day)	1,055	1,070
% Gas	~92%

Realizations (before hedges)
Natural gas (differential to NYMEX settled price) ($/Mcf)	$(0.20)	$(0.35)
NGL (% of WTI)	35%	40%
Oil (differential to NYMEX WTI) ($/Bbl)	$(5.50)	$(6.50)

Expenses
Lease operating expense ($/Mcfe)	$0.17	$0.19
Taxes other than income ($/Mcfe)	$0.08	$0.10
Transportation, gathering, processing and compression ($/Mcfe)	$0.90	$0.94
Recurring cash general and administrative(1,2) ($/Mcfe)	$0.11	$0.13

	Total
	(in millions)
Capital expenditures (incurred)
D&C	$325	$335
Maintenance leasehold and land	$50	$60
Total base capital expenditures	$375	$395

Discretionary acreage acquisitions	~$45

(1)	Recurring cash G&A includes capitalization. It excludes non-cash stock compensation and expenses related to the continued administration of our prior Chapter 11 filing.
(2)	This is a non-GAAP measure. Reconciliations of these non-GAAP measures and other disclosures are provided with the supplemental financial tables available on our website at www.gulfportenergy.com.

Derivatives

The below details Gulfport's hedging positions as of October 28, 2024:

	4Q2024	Full Year 2025	Full Year 2026
Natural Gas Contract Summary (NYMEX):
Fixed Price Swaps
Volume (BBtupd)	400	250	160
Weighted Average Price ($/MMBtu)	$3.77	$3.82	$3.59

Fixed Price Collars
Volume (BBtupd)	225	220	70
Weighted Average Floor Price ($/MMBtu)	$3.36	$3.37	$3.31
Weighted Average Ceiling Price ($/MMBtu)	$5.14	$4.23	$4.06

Fixed Price Calls Sold
Volume (BBtupd)	202	193	—
Weighted Average Price ($/MMBtu)	$3.33	$5.80	$—

Rex Zone 3 Basis
Volume (BBtupd)	150	110	40
Differential ($/MMBtu)	$(0.15)	$(0.20)	$(0.19)

Tetco M2 Basis
Volume (BBtupd)	230	230	130
Differential ($/MMBtu)	$(0.94)	$(0.96)	$(0.98)

NGPL TX OK Basis
Volume (BBtupd)	70	40	—
Differential ($/MMBtu)	$(0.31)	$(0.29)	$—

TGP 500 Basis
Volume (BBtupd)	—	10	10
Differential ($/MMBtu)	$—	$0.31	$0.54

Transco Station 85 Basis
Volume (BBtupd)	—	5	5
Differential ($/MMBtu)	$—	$0.38	$0.52

Oil Contract Summary (WTI):
Fixed Price Swaps
Volume (Bblpd)	500	2,000	—
Weighted Average Price ($/Bbl)	$77.50	$74.50	$—

Fixed Price Collars
Volume (Bblpd)	1,000	—	—
Weighted Average Floor Price ($/Bbl)	$62.00	$—	$—
Weighted Average Ceiling Price ($/Bbl)	$80.00	$—	$—

NGL Contract Summary:
C3 Propane Fixed Price Swaps
Volume (Bblpd)	2,500	2,000	—
Weighted Average Price ($/Bbl)	$30.25	$30.09	$—

Non-GAAP Reconciliations

Gulfport’s management uses certain non-GAAP financial measures for planning, forecasting and evaluating business and financial performance, and believes that they are useful tools to assess Gulfport’s operating results. Although these are not measures of performance calculated in accordance with generally accepted accounting principles (GAAP), management believes that these financial measures are useful to an investor in evaluating Gulfport because (i) analysts utilize these metrics when evaluating company performance and have requested this information as of a recent practicable date, (ii) these metrics are widely used to evaluate a company’s operating performance, and (iii) we want to provide updated information to investors. Investors should not view these metrics as a substitute for measures of performance that are calculated in accordance with GAAP. In addition, because all companies do not calculate these measures identically, these measures may not be comparable to similarly titled measures of other companies.

These non-GAAP financial measures include adjusted net income, adjusted EBITDA, adjusted free cash flow, and recurring general and administrative expense. A reconciliation of each financial measure to its most directly comparable GAAP financial measure is included in the tables below. These non-GAAP measure should be considered in addition to, but not instead of, the financial statements prepared in accordance with GAAP.

Definitions

Adjusted net income is a non-GAAP financial measure equal to net income (loss) less non-cash derivative loss (gain), impairment of oil and natural gas properties, non-recurring general and administrative expenses comprised of expenses related to the continued administration of our prior Chapter 11 filing, stock-based compensation expenses, restructuring costs, loss on debt extinguishment, other items which include items related to our Chapter 11 filing and other non-material expenses and the tax effect of the adjustments to net income.

Adjusted EBITDA is a non-GAAP financial measure equal to net income (loss), the most directly comparable GAAP financial measure, plus interest expense, deferred income tax expense (benefit), depreciation, depletion, amortization, impairment and accretion, non-cash derivative loss (gain), non-recurring general and administrative expenses comprised of expenses related to the continued administration of our prior Chapter 11 filing, stock-based compensation, restructuring costs, loss on debt extinguishment and other items which include items related to our Chapter 11 filing and other non-material expenses.

Adjusted free cash flow is a non-GAAP measure defined as adjusted EBITDA plus certain non-cash items that are included in net cash provided by operating activities but excluded from adjusted EBITDA less interest expense, capitalized expenses incurred and capital expenditures incurred excluding discretionary acreage acquisitions. Gulfport includes an adjusted free cash flow estimate for 2024. We are unable, however, to provide a quantitative reconciliation of the forward-looking non-GAAP measure to its most directly comparable forward-looking GAAP measure because management cannot reliably quantify certain of the necessary components of such forward-looking GAAP measure. Accordingly, Gulfport is relying on the exception provided by Item 10(e)(1)(i)(B) of Regulation S-K to exclude such reconciliation. Items excluded in net cash provided by (used in) operating activities to arrive at adjusted free cash flow include interest expense, income taxes, capitalized expenses as well as one-time items or items whose timing or amount cannot be reasonably estimated.

Recurring general and administrative expense is a non-GAAP financial measure equal to general and administrative expense (GAAP) plus capitalized general and administrative expense, less non-recurring general and administrative expenses comprised of expenses related to the continued administration of our prior Chapter 11 filing. Gulfport includes a recurring general and administrative expense estimate for 2024. We are unable, however, to provide a quantitative reconciliation of the forward-looking non-GAAP measure to its most directly comparable forward-looking GAAP measure because management cannot reliably quantify certain of the necessary components of such forward-looking GAAP measure. Accordingly, Gulfport is relying on the exception provided by Item 10(e)(1)(i)(B) of Regulation S-K to exclude such reconciliation. Items excluded in general and administrative expense to arrive at recurring general and administrative expense include capitalized expenses as well as one-time items or items whose timing or amount cannot be reasonably estimated. The non-GAAP measure recurring general and administrative expenses allows investors to compare Gulfport’s total general and administrative expenses, including capitalization, to peer companies that account for their oil and gas operations using the successful efforts method.

Adjusted Net Income: Three months ended September 30, 2024

(In thousands)

(Unaudited)

	Three Months Ended September 30, 2024	Three Months Ended September 30, 2023

Net (Loss) Income (GAAP)	$(13,967)	$608,444

Adjustments:
Non-cash derivative loss	46,911	9,644
Impairment of oil and natural gas properties	30,487	—
Non-recurring general and administrative expense	33	700
Stock-based compensation expense	2,664	2,360
Loss on debt extinguishment	13,388	—
Other, net(1)	3,133	(1,438)
Tax effect of adjustments(2)	(20,801)	(554,741)
Adjusted Net Income (Non-GAAP)	$61,848	$64,969

(1)	For the three months ended September 30, 2024, “Other, net” included approximately $3.0 million related to changes in the Company’s legal reserves for certain litigation and regulatory proceedings.

(2)	Deferred income taxes were approximately 22% for the three months ended September 30, 2024. For the three months ended September 30, 2023, the Company released a significant portion of its valuation allowance during the period. As a result, the Company adjusted the total impact of the deferred income tax benefit from its adjusted net income during the period.

Adjusted Net Income: Nine months ended September 30, 2024

(In thousands)

(Unaudited)

	Nine Months Ended September 30, 2024	Nine Months Ended September 30, 2023

Net Income (GAAP)	$11,856	$1,225,185

Adjustments:
Non-cash derivative loss (gain)	166,454	(412,319)
Impairment of oil and natural gas properties	30,487	—
Non-recurring general and administrative expense	1,561	2,435
Stock-based compensation expense	8,410	6,138
Restructuring costs	—	4,762
Loss on debt extinguishment	13,388	—
Other, net(1,2)	3,530	(20,492)
Tax effect of adjustments(3)	(50,272)	(554,741)
Adjusted Net Income (Non-GAAP)	$185,414	$250,968

(1)	For the nine months ended September 30, 2024, “Other, net” included approximately $3.0 million related to changes in the Company’s legal reserves for certain litigation and regulatory proceedings.
(2)	For the nine months ended September 30, 2023, “Other, net” included a $17.8 million receipt of funds related to our interim claim distribution from our Chapter 11 Plan of Reorganization and a $1 million administrative payment to Rover as part of the executed settlement. For more discussion, refer to Note 1 of our consolidated financial statements included in our Quarterly Report on Form 10-Q for the nine months ended September 30, 2024. Additionally, “Other, net” included a $5.0 million recoupment of previously placed collateral for certain firm transportation commitments during our Chapter 11 filing.
(3)	Deferred income taxes were approximately 22% for the nine months ended September 30, 2024. For the nine months ended September 30, 2023, the Company’s effective tax rate was significantly impacted by the partial release of its valuation allowance during the third quarter of 2023. As a result, the Company adjusted the total impact of the deferred income tax benefit from its adjusted net income during the period.

Adjusted EBITDA: Three months ended September 30, 2024

(In thousands)

(Unaudited)

	Three Months Ended September 30, 2024	Three Months Ended September 30, 2023

Net (Loss) Income (GAAP)	$(13,967)	$608,444

Adjustments:
Interest expense	15,866	14,919
Deferred income tax benefit	(3,833)	(554,741)
DD&A, impairment and accretion	113,895	80,144
Non-cash derivative loss	46,911	9,644
Non-recurring general and administrative expenses	33	700
Stock-based compensation expense	2,664	2,360
Loss on debt extinguishment	13,388	—
Other, net(1)	3,133	(1,438)
Adjusted EBITDA (Non-GAAP)	$178,090	$160,032

(1)	For the three months ended September 30, 2024, “Other, net” included approximately $3.0 million related to changes in the Company’s legal reserves for certain litigation and regulatory proceedings.

Adjusted EBITDA: Nine months ended September 30, 2024

(In thousands)

(Unaudited)

	Nine Months Ended September 30, 2024	Nine Months Ended September 30, 2023

Net Income (GAAP)	$11,856	$1,225,185

Adjustments:
Interest expense	46,027	42,402
Deferred income tax expense (benefit)	3,433	(554,741)
DD&A, impairment and accretion	273,593	240,864
Non-cash derivative loss (gain)	166,454	(412,319)
Non-recurring general and administrative expenses	1,561	2,435
Stock-based compensation expense	8,410	6,138
Restructuring costs	—	4,762
Loss on debt extinguishment	13,388	—
Other, net(1,2)	3,530	(20,492)
Adjusted EBITDA (Non-GAAP)	$528,252	$534,234

(1)	For the nine months ended September 30, 2024, “Other, net” included approximately $3.0 million related to changes in the Company’s legal reserves for certain litigation and regulatory proceedings.
(2)	For the nine months ended September 30, 2023, “Other, net” included a $17.8 million receipt of funds related to our interim claim distribution from our Chapter 11 Plan of Reorganization and a $1 million administrative payment to Rover as part of the executed settlement. For more discussion, refer to Note 1 of our consolidated financial statements included in our Quarterly Report on Form 10-Q for the nine months ended September 30, 2024. Additionally, “Other, net” included a $5.0 million recoupment of previously placed collateral for certain firm transportation commitments during our Chapter 11 filing.

Adjusted Free Cash Flow: Three months ended September 30, 2024

(In thousands)

(Unaudited)

	Three Months Ended September 30, 2024	Three Months Ended September 30, 2023

Net cash provided by operating activity (GAAP)	$189,698	$156,274
Adjustments:
Interest expense	15,866	14,919
Non-recurring general and administrative expenses	33	700
Other, net(1)	2,231	(2,482)
Changes in operating assets and liabilities, net:
Accounts receivable - oil, natural gas, and natural gas liquids sales	(5,415)	14,627
Accounts receivable - joint interest and other	(6,936)	(5,519)
Accounts payable and accrued liabilities	(15,900)	(17,175)
Prepaid expenses	(1,499)	(1,329)
Other assets	12	17
Total changes in operating assets and liabilities, net	$(29,738)	$(9,379)
Adjusted EBITDA (Non-GAAP)	$178,090	$160,032
Interest expense	(15,866)	(14,919)
Capitalized expenses incurred(2)	(6,413)	(5,611)
Capital expenditures incurred(3,4,5)	(83,254)	(90,584)
Adjusted free cash flow (Non-GAAP)	$72,557	$48,918

(1)	For the three months ended September 30, 2024, “Other, net” included approximately $3.0 million related to changes in the Company’s legal reserves for certain litigation and regulatory proceedings.
(2)	Includes cash capitalized general and administrative expense and incurred capitalized interest expenses.
(3)	Incurred capital expenditures and cash capital expenditures may vary from period to period due to the cash payment cycle.
(4)	For the three months ended September 30, 2024, includes $0.8 million of non-D&C capital and excludes targeted discretionary acreage acquisitions of $19.8 million that the Company has guided to an anticipated total of approximately $45 million of discretionary acreage acquisitions in 2024.
(5)	For the three months ended September 30, 2023, includes $0.7 million of non-D&C capital and excludes targeted discretionary acreage acquisitions of $19.4 million.

Adjusted Free Cash Flow: Nine months ended September 30, 2024

(In thousands)

(Unaudited)

	Nine Months Ended September 30, 2024	Nine Months Ended September 30, 2023

Net cash provided by operating activity (GAAP)	$501,185	$567,680
Adjustments:
Interest expense	46,027	42,402
Non-recurring general and administrative expenses	1,561	2,435
Restructuring costs	—	4,762
Other, net(1,2)	726	(25,507)
Changes in operating assets and liabilities, net:
Accounts receivable - oil, natural gas, and natural gas liquids sales	(33,548)	(171,673)
Accounts receivable - joint interest and other	(7,947)	(9,114)
Accounts payable and accrued liabilities	21,117	123,657
Prepaid expenses	(850)	(356)
Other assets	(19)	(52)
Total changes in operating assets and liabilities, net	$(21,247)	$(57,538)
Adjusted EBITDA (Non-GAAP)	$528,252	$534,234
Interest expense	(46,027)	(42,402)
Capitalized expenses incurred(3)	(17,991)	(16,117)
Capital expenditures incurred(4,5,6)	(332,633)	(362,298)
Adjusted free cash flow (Non-GAAP)	$131,601	$113,417

(1)	For the nine months ended September 30, 2024, “Other, net” included approximately $3.0 million related to changes in the Company’s legal reserves for certain litigation and regulatory proceedings.
(2)	For the nine months ended September 30, 2023, “Other, net” included a $17.8 million receipt of funds related to our interim claim distribution from our Chapter 11 Plan of Reorganization and a $1 million administrative payment to Rover as part of the executed settlement. For more discussion, refer to Note 1 of our consolidated financial statements included in our Quarterly Report on Form 10-Q for the nine months ended September 30, 2024. Additionally, “Other, net” included a $5.0 million recoupment of previously placed collateral for certain firm transportation commitments during our Chapter 11 filing.
(3)	Includes cash capitalized general and administrative expense and incurred capitalized interest expenses.
(4)	Incurred capital expenditures and cash capital expenditures may vary from period to period due to the cash payment cycle.
(5)	For the nine months ended September 30, 2024, includes $3.7 million of non-D&C capital and excludes targeted discretionary acreage acquisitions of $38.8 million that the Company has guided to an anticipated total of approximately $45 million of discretionary acreage acquisitions in 2024.
(6)	For the nine months ended September 30, 2023, includes $1.7 million of non-D&C capital and excludes targeted discretionary acreage acquisitions of $24.9 million.

Recurring General and Administrative Expenses:

Three months ended September 30, 2024

(In thousands)

(Unaudited)

	Three Months Ended September 30, 2024			Three Months Ended September 30, 2023
	Cash	Non-Cash	Total	Cash	Non-Cash	Total

General and administrative expense (GAAP)	$7,815	$2,664	$10,479	$7,534	$2,360	$9,894
Capitalized general and administrative expense	5,183	1,312	6,495	4,496	1,162	5,658
Non-recurring general and administrative expense	(33)	—	(33)	(700)	—	(700)
Recurring general and administrative before capitalization (Non-GAAP)	$12,965	$3,976	$16,941	$11,330	$3,522	$14,852

Recurring General and Administrative Expenses:

Nine months ended September 30, 2024

(In thousands)

(Unaudited)

	Nine Months Ended September 30, 2024			Nine Months Ended September 30, 2023
	Cash	Non-Cash	Total	Cash	Non-Cash	Total

General and administrative expense (GAAP)	$22,019	$8,410	$30,429	$21,100	$6,138	$27,238
Capitalized general and administrative expense	14,388	4,142	18,530	13,163	3,023	16,186
Non-recurring general and administrative expense	(1,561)	—	(1,561)	(2,435)	—	(2,435)
Recurring general and administrative before capitalization (Non-GAAP)	$34,846	$12,552	$47,398	$31,828	$9,161	$40,989